Exhibit 99.1

First Midwest Bancorp

Presentation Materials
May 12, 2015

Agenda

- Who We Are
- Priorities and Performance
- Going Forward

Who We Are

Premier Banking Franchise

$9.5 Billion in Assets

- 5th Largest IL-based (1)

$7.9 Billion in Average Deposits

- Strong Core Deposits - 84% Low Cost

$6.8 Billion in Loans

- #1 Agricultural Lender in IL (2)

$7.3 Billion in Trust Assets

- IL's 3rd Largest in Revenue (3)



Deposits
Demand 29%
Savings/ NOW 36%
Time 16%
Money Market 19%



Loans
Ag 6%
C&I 34%
CRE 45%
Consumer 15%

Information as of March 31, 2015.

(1) Source SNL Financial
(2) Source American Bankers Association
(3) Source Trust Performance Report

Operating in Attractive Markets

70 Plus Years of Service

Recognized Nationally and Locally
- 2015 J.D. Power Award, 2nd Straight Year

Suburban Chicago Centric
- 89% of Deposits
- #11 in Suburban Chicago MSA (1)

Robust Sales Platform
- Retail
- Commercial
- Wealth Management
- Over 100 Locations



WISCONSIN
Kenosha
McHenry
Lake
LAKE MICHIGAN
IOWA
Cook
DeKalb
Kane
DuPage
Scott
Kendall
Rock Island
LaSalle
Will
Porter
Lake
Grundy
Knox
Jasper
Newton
ILLINOIS
INDIANA
Vermilion
Champaign

(1) SNL Financial based on deposit balances as of June 30, 2014.

"Highest Customer Satisfaction with Retail Banking in the Midwest Region, Two Years in a Row"*

The study looked at the following factors:

- Account Information
- Channel Activities
- Facility
- Fees
- Problem Resolution
- Product Offerings


HIGHEST CUSTOMER SATISFACTION
J.D. POWER
AND ASSOCIATES
RETAIL BANKING - MIDWEST • 2015
PRESENTED TO
FIRST
MIDWEST BANK
HIGHEST CUSTOMER SATISFACTION
J.D. POWER
AND ASSOCIATES
MIDWEST • 2014

* First Midwest Bank received the highest numerical score among retail banks in the Midwest region in the proprietary J.D. Power 2014 and 2015 Retail Banking Satisfaction Studies℠. 2015 study based on 82,030 total responses measuring 20 providers in the Midwest region (IA, IL, KS, MO, MN, WI) and measures opinions of consumers with their primary banking provider. Proprietary study results are based on experiences and perceptions of consumers surveyed April 2014 - February 2015. Your experiences may vary. Visit jdpower.com.

Actively Growing

History Since 2006

9 Transactions Add $3.8 Billion in Assets

August 2012
Waukegan Savings Bank
- *$86 million in assets*

December 2011
4 Chicago-area branches of Old National Bancorp
- *$108 million in assets*

August 2010
Palos Bank & Trust Co.
- *$485 million in assets*

April 2010
Peotone Bank & Trust Co.
- *$129 million in assets*

October 2009
First DuPage Bank
- *$261 million in assets*

March 2006
Bank Calumet, Inc.
- *$1.4 billion in assets*

December 2014
Great Lakes Bank
- *$566 million in assets*
- *$223 million in loans*
- *$464 million in deposits*

September 2014
First Midwest Equipment Finance (1)
- *Equipment Leasing Finance*
- *In Business for 28 Years*
- *Historic Production - $40 million/yr*

(1) Formerly known as National Machine Tool Financial Corp

August 2014
12 Chicago-area branches of Popular Community Bank
- *$762 million in assets*
- *$549 million in loans*
- *$732 million in deposits*

Announced, Closed and Integrated 2014 Bank Acquisitions in < 150 Days

Priorities and Performance

Our Priorities

Unchanged, Influenced by Environment

- Build the highest quality team
- Diversify/grow loans and revenue
- Balance investment and risk

Maximize Shareholder Value

Drives Performance and Focus

Earnings Strengthening

Quarter End Data	March 31, 2014	Dec. 31, 2014	March 31, 2015	Change vs. Prior Yr	Change vs. Prior Qtr
Net Income, Adjusted	$17.7	$20.2 [1]	$19.9	13%	(1%)
Net Income	$17.7	$14.6	$19.9	13%	36%
Return on TCE, Adjusted	9.81%	10.83% [1]	10.52%	7%	(3%)
Net Interest Margin	3.61%	3.76%	3.79%	5%	1%
Fee-Based Revenues	$25.0	$29.4	$28.6	14%	(3%)
Efficiency Ratio	67%	66% [1]	64%	(5%)	(3%)

[1] Excludes the impact of pre-tax acquisition and integration related expenses of $9.3 million for the fourth quarter of 2014.

Dollar amounts in millions.

Benefiting From Growth and Greater Efficiency

Credit Quality Improved, Cycle Will Normalize


Non-performing Assets (1)
$125
$100
$75
$50
$25
$0
$106
$92
$81
Down 23%
Mar 2014
Dec 2014
Mar 2015
NPLs
OREO
TDRs

NPA Ratio	1.84%	1.37%	1.20%

(1) Excludes covered loans and covered OREO

Dollar amounts in millions.

Loan Portfolio

Diversifying First Midwest's Lending

$6.8 Billion, Up 4% (1)



40% Owner
Occupied (2)

Category	March 31, 2015 Amount	% of Total	Dec. 31, 2014 vs. 2013	Dec. 31, 2014 vs. 2012
C & I	$2.3	34%	23%	38%
Agricultural	0.4	6%	11%	33%
Commercial RE	3.1	45%	17%	22%
Consumer/Other	1.0	15%	12%	9%

(1) Annualized change compared to December 31, 2014.
(2) The percent reported does not include multi-family or construction loans.

Dollar amounts in billions.

Realigned and Expanded Commercial Team
- Middle Market
- Business Banking
- Commercial Real Estate
- Equipment Leasing
- Specialty Banking

Building Opportunities Through Specialty Lines
- Agricultural
- Healthcare
- Asset-Based Lending
- First Midwest Equipment Finance

Broadening Consumer
- Direct
- Mortgage

M&A Strengthens
- Acquisitions in 2014 Added Nearly $800 Million

Deposits

Strong Core

$7.9 Billion, Up 16% [1]



Category	1Q 2015 Average	% of Total	Full Year 2014 vs. 2013	Full Year 2014 vs. 2012
DDA	$2.3	29%	13%	21%
Savings/NOW	2.8	36%	7%	16%
Money Market	1.5	19%	7%	14%
Time	1.3	16%	(7%)	(21%)

[1] Quarter-to-date averages compared to the first quarter of 2014.

Dollar amounts in billions.

Strong Base

- 84% Low Cost Core
- Low Cost Funding: 13 bps

Driving Household Growth

- Core Checking, Penetration
- Mobile, Internet Expansion

M&A Strengthens

- Acquisitions in 2014 Added Over $1.2 Billion

Better Positioned For Higher Rates

Deposits Well-positioned For Rising Rates

Implied Elasticity From Q4 2003 To Q2 2006 (%)



Q4 2003 - Q2 2005 (1st 200 bps increase)
Q4 2003 - Q2 2006 (Total change)
29%
18%
FMBI
55%
47%
PVTB
41%
25%
WTFC
37%
22%
MBFI
31%
17%
CHFC
29%
17%
SRCE
28%
14%
UMBF
22%
7%
FMER

Cost Of Deposits (2003 – 2014 - MRQ)



FMBI
Median
Max
1.30%
1.17%
1.71%
2.50%
2.82%
1.93%
1.12%
0.59%
0.42%
0.27%
0.18%
0.14%
0.13%
29bps cost advantage to peers (2003-2008)
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
MRQ

From Company filings, SNL Financial

Note: Financial data as of most recent quarter; Implied deposit elasticity calculated as change in cost of deposits from Q4 2003 to Q2 2006 as % of the change in 3-month LIBOR during the same time period (1.17% to 5.22%)

(*) Median and max values from CHFC, FMER, MBFI, ONB, PVTB, SRCE, UMBF and WTFC

Fee-Based Revenues

Building Fee-Based Businesses


$35
$30
$25
$20
$15
$10
$5
$0
$25
$29
$29
1Q 2014
4Q 2014
1Q 2015
Other Fees
Card-Based
Service Charges
Wealth Management
Mortgage

Dollar amounts in millions.

Significant, Broad Based Growth

- Up 14.3% vs. First Quarter 2014
- Improved Retail Product Alignment, Card Penetration
- Enhanced Treasury Management Capabilities
- Mortgage Expansion
- Acquisitions Provide Opportunities

Wealth Management

- Up 8.6% vs. First Quarter 2014
- Leveraging Distribution, Commercial Synergy

Leveraging Business Investment

Managing Efficiency [1]



Net Interest and Noninterest Income
Noninterest Expense
$120
$100
$80
$60
$40
$20
$0
$91
$64
$107
$76
$108
$73
1Q 2014
4Q 2014
1Q 2015

	1Q 2014	4Q 2014	1Q 2015
Margin	3.61%	3.76%	3.79%
Efficiency	67%	66%	64%

[1] Excludes acquisition and integration related expenses in the fourth quarter of 2014.

Revenue Growth Offsets Pressure

- Aided by Loan Growth and Acquisitions

Building Fee-Based Businesses

Balanced Business Investment

- Tight Management of Expense
- Investment In:
  - People
  - Distribution, Brand

Going Forward

Capital, Remains a Source of Strength

Metric	March 31, 2014	Dec. 31, 2014	March 31, 2015	Regulatory Requirements (2)	
				Minimum for "Well-Capitalized"	Excess (In Millions)
Capital to Risk Weighted Assets: (1)					
Total	12.20%	11.23%	11.23%	10.00%	$116
Tier 1	10.92%	10.19%	10.35%	8.00%	$202
Tier 1 Common	10.39%	9.54%	9.79%	6.50%	$321
Quarterly Dividend	$0.07	$0.08	$0.09	N/A	N/A
Dividend Payout %	29%	42%	35%	N/A	N/A

(1) Basel III Capital Rules became effective on January 1, 2015. As a result, March 31, 2015 ratios are computed using the current rules while prior periods are reported using the regulatory guidance applicable at that time.
(2) Bank excess capital is presented since the Company is not subject to formal Federal Reserve regulatory guidance.

- Significant Capital, Primarily Common Equity
- Capital Deployed for Acquisitions, Rebuilding Quickly
- Investment Grade Ratings from Moody's, Fitch, and S&P
  - Provide Flexibility to Leverage Debt in Capital Mix

Ability to Leverage Capital, Infrastructure

Market Opportunities

Environment Will Drive
- Capital Requirements, Lower Profitability
- Compliance Costs

Consolidation Expected Over Time
- 43 Chicago Banks Between $350 Million and $4 Billion in Assets
- Additional Opportunities in Adjacent Markets

We Are A Compelling Partner
- Solid Reputation, Culture
- Strong Capital, Capacity, Experience
- 3 Acquisitions Completed in 2014
- 2014 Bank Acquisitions Announced, Closed and Integrated < 150 days

Requires Discipline, Patience
- Alignment with Core Business Strategy
- Managing $10 Billion Regulatory Threshold
- Willingness and Ability to Respond

In Closing – Why Invest?

Premier, Growing Bank

Leveraging Our Strengths

- Enhanced and Engaged Team
- Strong Balance Sheet, Well Positioned for Rising Rates
- Attractive Markets, Growing Opportunities
- Significant Capital and Liquidity

Focus Remains on Our Strategic Priorities

- Building the Highest Quality Team
- Diversifying/Growing Loans and Revenue
- Balancing Investment and Risk

Well Positioned to Grow and Enhance Shareholder Returns

Appendix

Certain Terms Used in This Presentation

Acquired Loans – These are loans that were acquired in business combinations that are not covered by loss share agreements with the FDIC.
Core Deposit – Includes demand, savings, money markets, and NOW accounts.
Covered Loans or Covered OREO – Means loans or OREO that the Company acquired through an FDIC-assisted transaction, the majority of which are covered by loss share agreements with the FDIC.
Efficiency Ratio – The efficiency ratio expresses noninterest expense, excluding OREO expense, as a percentage of tax-equivalent net interest income plus total fee-based revenues, other income, net trading gains, and tax-equivalent adjusted BOLI income. Net securities gains are excluded from the efficiency ratio. The ratio also excludes the effects of certain revenues and expenses including acquisition and integration related expenses.
Net Interest Income – Equals the difference between interest income and fees earned on interest-earning assets and interest expense incurred on interest-bearing liabilities.
Net Interest Margin – Equals net interest income divided by total average interest-earning assets, presented on a tax-equivalent basis assuming a federal income tax rate of 35%.
Non-Performing Loans – Means non-accrual loans (the majority of which are past due) and loans 90 days or more past due and still accruing interest.
Return on Average Tangible Common Equity ("TCE") – Equals net income available to common shareholders, excluding intangibles amortization expense, divided by TCE. TCE represents average stockholders' equity, less average goodwill and other intangible assets.

Notes:

- Unless otherwise indicated, all dollar amounts used in this presentation are in millions except per share information.
- Unless otherwise indicated, all loan information includes acquired and covered loans.
- Peer information for this presentation is obtained from SNL.

Forward Looking Statements

This presentation may contain certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, forward-looking statements can be identified by use of words such as “may,” “might,” “will,” “would,” “should,” “could,” “expect,” “plan,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “probable,” “potential,” “possible,” “target,” or “continue” and words of similar import. Forward-looking statements are not historical facts but instead express only management’s beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of management’s control. It is possible that actual results and events may differ, possibly materially, from the anticipated results or events indicated in these forward-looking statements. Forward-looking statements are not guarantees of future performance, and First Midwest cautions you not to place undue reliance on these statements. Forward-looking statements are made only as of the date of this presentation, and First Midwest undertakes no obligation to update any forward-looking statements contained in this presentation to reflect new information or events or conditions after the date hereof.

Forward-looking statements may be deemed to include, among other things, statements relating to First Midwest's future financial performance, the performance of First Midwest's loan or securities portfolio, the expected amount of future credit reserves or charge-offs, corporate strategies or objectives, anticipated trends in First Midwest's business, regulatory developments, acquisition transactions, including estimated synergies, cost savings and financial benefits of pending or consummated transactions, and growth strategies, including possible future acquisitions. These statements are subject to certain risks, uncertainties, and assumptions. For a discussion of these risks, uncertainties, and assumptions, you should refer to the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in First Midwest's Annual Report on Form 10-K for the year ended December 31, 2014, as well as First Midwest's subsequent filings made with the Securities and Exchange Commission. However, these risks and uncertainties are not exhaustive. Other sections of First Midwest’s filings describe additional factors that could adversely impact First Midwest's business and financial performance.

First Midwest Bancorp, Inc.

Contact Information

Paul F. Clemens
Executive Vice President
& Chief Financial Officer
paul.clemens@firstmidwest.com
630-875-7347

James M. Roolf
Senior Vice President
& Corporate Relations Officer
jim.roolf@firstmidwest.com
630-875-7533